EXHIBIT (10)(X)

HARLEYSVILLE GROUP INC.
AMENDED AND RESTATED EQUITY INCENTIVE PLAN
NOTICE OF AWARD OF
NON-QUALIFIED STOCK OPTIONS

DATED                           , 20       (“DATE OF GRANT”)

Harleysville Group Inc. (“Company”), acting by and through the Compensation & Personnel Development Committee of the Board of Directors (“Committee”), makes an award of ______ Non-Qualified Stock Options (“Option”) to ____________ (“Employee”) to purchase Common Stock of the Company ($1.00 par value) at the price of $______ per share, which represents the Fair Market Value of the Common Stock on the Date of Grant, pursuant to the terms and conditions of the Harleysville Group Inc. Amended and Restated Equity Incentive Plan (“Plan”).  Except as otherwise varied in this Notice, the terms of the Plan are incorporated by reference into, and made a part of, this Award.  All capitalized terms used without definition have the meanings set forth in the Plan.

I.

PERIOD OF EXERCISABILITY

1.1 - Commencement of Exercisability

(A)

Except as provided in Section 1.1(B) below, the Option shall become exercisable in three (3) cumulative installments as follows:

(1)

The first installment shall consist of thirty-three and one-third percent (33 1/3%) of the shares covered by the Option and shall become exercisable on the first anniversary of the Date of Grant.

(2)

The second installment shall consist of thirty-three and one-third percent (33 1/3%) of the shares covered by the Option and shall become exercisable on the second anniversary of the Date of Grant.

(3)

The third installment shall consist of thirty-three and one-third percent (33 1/3%) of the shares covered by the Option and shall become exercisable on the third anniversary of the Date of Grant.

(B)

The Option shall immediately become exercisable without regard to Sections 1.1(A)(1), 1.1(A)(2) and 1.1(A)(3) above in the case of Retirement, death or Disability; provided that no Option shall be exercisable prior to six months after the Date of Grant, unless Section 1.4 of this Notice is applicable.

(C)

No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

1.2 - Duration of Exercisability

The installments provided for in Section 1.1 are cumulative.  Each such installment which becomes exercisable pursuant to Section 1.1 shall remain exercisable until it becomes unexercisable under Section 1.3.

1.3 - Expiration of Option

The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(A)

As of 5:00 p.m. on the tenth anniversary of the Date of Grant of the Option; or

(B)

As of 5:00 p.m. on the thirtieth day after the Employee’s Termination of Employment except on account of Retirement, death or Disability; or

(C)

As of 5:00 p.m. on the first anniversary of the date of the Employee’s death or Disability, as defined in the Plan; or

(D)

As of 5:00 p.m. on the second anniversary of the date of the Employee’s Retirement; provided, however, that if the date of the Employee’s Retirement occurs after the Employee has attained the age of 62, the period for exercise of the option shall expire at 5:00 p.m. on the fifth anniversary of the date of Retirement.

For purposes of this section, the Employee is eligible for Early Retirement if the Employee has attained the age of 55 and has at least 10 years of continuous service or for Normal Retirement if the Employee has attained the age of 62 and has at least 5 years of continuous service.  Both Early Retirement and Normal Retirement are referred to in this Notice as “Retirement.”

1.4 - Rights Upon a Change in Control

In the event of a Change in Control as defined in the Plan, notwithstanding any other restrictive provisions herein, the Option shall become fully vested and exercisable immediately.

II.

EXERCISE OF OPTIONS

2.1 - Partial or Full Exercise

Any exercisable portion of the Option or the entire Option, if then wholly vested, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof terminates under Section 1.3; provided, however, that each partial exercise shall be for whole shares only.

2.2 - Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 1.3:

(A)

Notice in writing signed by the Employee or transferee stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee;

(B)

Full payment for the shares with respect to which such Option or portion is exercised, made as follows:

(1)

payment in check or electronic funds transfer; or

(2)

shares of the Company’s Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised or attestation of ownership; or

(3)

by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or

(4)

any combination of the consideration provided in the foregoing subparagraphs (1), (2) and (3).

If payment is made under Section 2.2(B)(3), such notice may instruct the Company to deliver shares due upon the exercise of the Option to a registered broker or dealer, if any, designated by the Employee (“Designated Broker”) in lieu of delivery to the optionee.  Such instructions must designate the account into which the shares are to be deposited.

(C)

A written representation in the notice of exercise that the Employee:

(1)

acknowledges that issuance of certificates may be governed by the restrictions set forth in the Plan and this Notice;

(2)

is aware that the Securities Act of 1933, as amended, and the regulations and requirements of the Securities and Exchange Commission thereunder, may impose limitations on the resale of said shares and that any resale of said shares will be made in compliance with said Act and said regulations and requirements; and

(3)

further affirms that he or she accepts the terms and conditions of the Option as described in the Notice of Award of Stock Options.

(D)

Full payment to the Company of all amounts, which, under federal, state or local law, it is required to withhold upon exercise of the Options.  The Employee may surrender shares already owned or forego delivery of shares due as a result of an Option exercise in order to pay for taxes to be withheld to the extent there is no adverse accounting impact to the Company.  Without limiting the foregoing, to the extent that the Employee is subject to Section 16 of the Securities Exchange Act of 1934, as amended, at the time of exercise of all or a portion of the Option, the Employee is hereby specifically authorized by the Committee to tender shares already owned or forego delivery of shares in payment of the exercise price and/or the withholding tax obligations.

2.3 - Transferability

Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 2.3 shall not prevent transfers by will or the laws of descent and distribution or any other transfer permitted by the Plan.

2.4 - Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  Such shares shall be fully paid and nonassessable.  Nevertheless:

(A)

unless issued pursuant to a registration statement under the Securities Act of 1933, as amended, no shares shall be issued to the Employee under the Plan unless the Employee represents and agrees with the Company that such shares are being acquired for investment and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act;

(B)

any restriction on the resale of shares shall be evidenced by an appropriate legend on the stock certificate; and

(C)

the Company shall not be obligated to deliver any Common Stock unless it is then listed on a national securities exchange and until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.  The Company shall use reasonable efforts to obtain and maintain such listing, qualification and compliance.

2.5 - Rights as a Stockholder

The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until the Option has been properly exercised as set forth above.

III.

ADJUSTMENTS

In the event of stock dividends, stock splits, re-capitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the applicable provisions of the Plan shall control and will affect the Option granted hereunder.

IV.

MISCELLANEOUS

4.1 - No Right of Continued Employment

Nothing in this Notice or in the Plan shall confer upon the Employee any right to continue in the employ of the Company, its Parent or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent, or its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

4.2 - Notices

Any notice to be given under the terms of this Notice to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the most recent address on file with the Company.  Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 4.2.  Any notice shall have been deemed duly given when deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

4.3 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Notice.

4.4 - Conflict Between the Plan and this Notice

The terms of the Plan, unless varied in this Notice, apply to the Option granted hereunder.  In the event of a conflict between the provisions of the Plan and a specific provision of this Notice, the provisions of this Notice shall control; provided, however, if the Plan is amended in the future, and the amendment does not adversely affect the rights of the holder of this Option, the amended terms of the Plan shall apply to this Option, if it remains outstanding.  This Notice constitutes the Option Document as defined in the Plan.

I hereby certify that the foregoing Award on the foregoing terms and conditions has been authorized by the Compensation & Personnel Development Committee of the Board of Directors of Harleysville Group Inc.

HARLEYSVILLE GROUP INC.

Robert A. Kauffman

I acknowledge receipt of a copy of this Notice of Award and have read, understand and accept its term and conditions, particularly the provisions of Section V hereof.

Date:
Employee